Parnassus Income Funds

One Market

Steuart Tower, Suite 1600

San Francisco, CA 94105

(800) 999-3505

Supplement dated August 1, 2005

To Currently Effective Prospectus

Effective August 1, 2005, the following supplements the information in “The Adviser” section of the prospectus:

Benjamin E. Allen is the portfolio manager of the California Tax-Exempt Fund and Senior Research Analyst at Parnassus Investments. Mr. Allen started with Parnassus Investments in July 2005. He began his career in 1999 as a financial analyst in Morgan Stanley’s investment banking division before moving into the firm’s venture capital group in 2001. Mr. Allen received an AB in Government from Georgetown University in 1999 and an MBA from the University of California at Berkeley in 2005. He is replacing Ben Liao as the portfolio manager for the California Tax-Exempt Fund.